THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N
Lincoln Investor Advantage®, Lincoln Investor Advantage® Fee-Based,
Lincoln Investor Advantage® Advisory, Lincoln Investor Advantage® Advisory Choice

Supplement dated November 16, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

This Supplement to your summary prospectus outlines important changes that become effective on and after December 18, 2023.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line item will be added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
To seek long-term growth of capital.	Lincoln Opportunistic Hedged Equity Fund – Service Class	1.05%[1]	N/A	N/A	N/A
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
Appendix B – Investment Requirements. If you have elected the Earnings Optimizer Death Benefit, you will be subject to the Investment Requirements outlined in the prospectus, The change outlined below is effective beginning December 18, 2023, and is added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

The Lincoln Opportunistic Hedged Equity Fund is added to Group 1 – Unlimited Subaccounts.

Please retain this supplement for future reference.